Exhibit 99.2

UNAUDITED FINANCIAL STATEMENTS

as of and for the two months ended

FEBRUARY 28, 2022 AND 2021

REABOLD CALIFORNIA, LLC.

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REABOLD CALIFORNIA, LLC

Balance Sheets (Unaudited)

As of February 28, 2022 and December 31, 2021

	As of
	February 28, 2022	December 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$324,484	$350,962
Restricted cash	250,000	250,000
Accounts receivable:
Crude oil sales	93,469	84,387
Joint interest participants	—	76,731
Prepaid expenses and other current assets	2,800	—
Oil inventory	27,462	27,462
Total current assets	698,215	789,542
OIL AND GAS PROPERTIES, successful efforts method, net
Proved properties	6,549,078	6,535,632
Unproved properties	153,052	141,942
Total long-term assets	6,702,130	6,677,574
Total assets	$7,400,345	$7,467,116

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued liabilities	$152,992	$193,325
Revenue payable	103,465	207,712
Accrued expenses	1,708	—
Notes payable - related party	6,455,606	6,455,606
Total current liabilities	6,713,771	6,856,643
LONG TERM LIABILITIES:
Asset retirement obligation	56,100	56,100
Total long-term liabilities	56,100	56,100
Total liabilities	6,769,871	6,912,743
COMMITMENTS AND CONTINGENCIES
MEMBERS’ EQUITY (DEFICIT):
Member’s capital	2,208,939	2,208,939
Accumulated deficit	(1,578,465)	(1,654,566)
Total members’ equity	630,474	554,373
Total liabilities and members’ equity	$7,400,345	$7,467,116

The accompanying notes are an integral part of these financial statements.

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REABOLD CALIFORNIA, LLC

Statements of Operations (Unaudited)

For the Two Months Ended February 28, 2022 and 2021

	Two Months Ended
	February 28, 2022	February 28, 2021
REVENUE:
Crude oil sales	$209,888	$177,776
Natural gas sales	3,436	1,092
Total crude oil and natural gas sales	$213,324	$178,868

OPERATING EXPENSES:
Production	138,953	146,420
General and administrative	(1,730)	3,721
Total operating expenses	137,223	150,141
OPERATING INCOME	76,101	28,727

NET INCOME	$76,101	$28,727

The accompanying notes are an integral part of these financial statements.

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REABOLD CALIFORNIA, LLC

Statements of Changes in Members’ Equity (Unaudited)

For the Two Months Ended February 28, 2022

	Member’s Capital	Accumulated Deficit	Total
BALANCE, DECEMBER 31, 2019	$4,680	$(741,144)	$(736,464)

Net Loss	$—	$(578,089)	$(578,089)

BALANCE, DECEMBER 31, 2020	$4,680	$(1,319,233)	$(1,314,553)

Conversion of related party debt	$2,204,259	$—	$2,204,259

Net Loss	$—	$(335,333)	$(335,333)

BALANCE, DECEMBER 31, 2021	$2,208,939	$(1,654,566)	$554,373

Net Income	$—	$76,101	$76,101

BALANCE, FEBRUARY 28, 2022	$2,208,939	$(1,5588,465)	$630,474

The accompanying notes are an integral part of these financial statements.

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REABOLD CALIFORNIA, LLC

Statements of Cash Flows (Unaudited)

For the Two Months Ended February 28, 2022 and 2021

	Two Months Ended
	February 28, 2022	February 28, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$76,101	$28,727
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Changes in assets and liabilities:
Accounts receivable – crude oil and natural gas sales	(9,082)	20,287
Accounts receivable – joint interest participants	76,731	21,590
Prepaid expenses and other current assets	(2,800)	304
Accounts payable and other accrued liabilities	(40,333)	16,884
Revenue payable	(104,247)	(46,103)
Accrued expenses	1,708	(3,598)
Net cash used in operating activities	(1,922)	38,091

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to crude oil and natural gas properties	(24,556)	(55,197)
Net cash used in investing activities	(24,556)	(55,197)

NET INCREASE (DECREASE) IN CASH, AND RESTRICTED CASH	(26,478)	(17,106)
CASH AND RESTRICTED CASH AT BEGINNING OF PERIOD	600,962	356,900
CASH AND RESTRICTED CASH AT END OF PERIOD	$574,484	$339,794

The accompanying notes are an integral part of these financial statements.

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REABOLD CALIFORNIA, LLC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the two Months Ended February 28, 2022

NOTE 1 — BASIS OF PRESENTATION:

The unaudited financial statements were prepared by Reabold California, LLC (“we”, “our”, “Reabold”, the “Company”) pursuant to the rules and regulations of the Securities and Exchange Commission (‘SEC”). The information furnished herein reflects all adjustments which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) were omitted pursuant to such rules and regulations. These financial statements should be read in conjunction with the audited financial statements and footnotes included within the 8K/A. The results for the two months ended February 28, 2022, are not necessarily indicative of the results to be expected for the year ended February 28, 2023.

NOTE 2 — GOING CONCERN:

Financial Condition

Reabold’s financial statements for the two months ended February 28, 2022 and 2021 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities in the normal course of business. Reabold has incurred net losses since inception, and at February 28, 2022, has accumulated a deficit of approximately $1.58 million and a working capital deficit of approximately $6.02 million, which raises substantial doubt about the Company’s ability to continue as a going concern.

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Accounting

The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America (“U.S.”).

Use of Estimates

The preparation of financial statements in conformity with accounting principle generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue under ASC 606, Revenue from Contracts with Customers (“Topic 606”). Under Topic 606, revenue will generally be recognized upon delivery of our produced crude oil and natural gas volumes to our customers. Under Topic 606, each unit of commodity product (crude oil Bbl or natural gas MMBTU) represents a separate performance obligation which is sold at variable prices, determinable on a monthly basis. The pricing provisions of our crude oil and natural gas contracts are primarily tied to a market index with certain adjustments based on factors such as delivery, product quality and prevailing supply and demand conditions in the geographic areas in which we operate. We allocate the transaction price to each performance obligation and recognize revenue upon delivery of the commodity product when the customer obtains control. Control of our produced crude oil volumes passes to our customers when the oil is measured by a trucking oil ticket. The Company has no control over the crude oil after this point and the measurement at this point dictates the amount on which the customer’s payment is based. Control of our produced natural gas volumes passes to our customers when the natural gas is measured at the purchaser’s gas line meter. The Company has no control over the natural gas after this point and the measurement at this point dictates the amount on which the customer’s payment is based. Our crude oil and

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natural gas revenue streams include volumes burdened by royalty and other joint owner working interests. Our revenues are recorded and presented on our financial statements net of the royalty and other joint owner working interests. Our revenue stream does not include any payments for services or ancillary items other than sale of crude oil and natural gas. Revenue is recorded in the month our crude oil and natural gas production is delivered to the purchaser.

Cash and Cash Equivalents

Cash equivalents include demand deposits with banks and all highly liquid investments with original maturities of three months or less. The Company has in the past maintained balances in financial institutions where deposits may exceed the federally insured deposit limit of $250,000. The Company has not experienced any losses from such accounts and does not believe it is exposed to any significant credit risk on cash.

Restricted Cash

Restricted cash balances include amounts posted with regulatory authorities for reclamation bonds related to the Company’s crude oil and natural gas operations.

Accounts Receivable

Substantially all of the Company’s accounts receivable balances consist of uncollateralized accrued crude oil and natural gas revenues due under normal trade terms and joint interest billings consist of uncollateralized joint interest owner obligations due under terms established with the joint interest partners. This concentration of customers and joint interest owner may impact the Company’s overall credit risk as these entities could be affected by similar changes in economic conditions as well as other related factors. The Company routinely assesses the recoverability of all revenue and joint interest receivables. The Company accrues a reserve on a receivable when, based on the judgment of management, it is probable that a receivable will not be collected and the amount of any reserve may be reasonably estimated. Actual write-offs may exceed the recorded allowance. There were no allowances for doubtful accounts for the Company’s trade accounts receivable at February 28, 2022 and December 31, 2021.

Concentration of Credit Risk

Substantially all of the Company’s accounts receivable result from crude oil and natural gas sales in California or joint interest billings to its working interest partners in California. This concentration of customers and joint interest owners may impact the Company’s overall credit risk as these entities could be affected by similar changes in economic conditions as well as other related factors.

At the Company’s projects in California we deal with only one buyer for the purchase of all crude oil production and one buyer of natural gas production. At February 28, 2022 and December 31, 2021, these single individual customers represented 100.0% of crude oil and natural gas sales receivable from operations. If these buyers are unable to resell its products or if they lose a significant sales contract then the Company may incur difficulties in selling its crude oil and natural gas production.

Related Party Transactions

The Company’s related party transaction policy identifies a related party as any person or entity that is related to the reporting entity. This may include, but is not limited to a person who has control, joint control, or significant influence over the entity or is a key member of management. This may also include any parent, subsidiary, fellow subsidiary, associate or joint venture entity of the Company. A related party transaction is a transfer of resources, services or obligations between the Company and a related party, regardless of whether a price is charged. For the two months ended February 28, 2022, the Company did not receive any advances nor did the Company repay any advances from any related parties. For the year ended December 31, 2021, the Company repaid net advances (advances less repayments) of $400,448 to a related party.

Leases

For the two months ended February 28, 2022 and 2021, the Company had no leases.

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Risks and Uncertainties

As a crude oil and natural gas producer, the Company’s revenue, profitability, and future growth are substantially dependent upon the prevailing and future prices of crude oil and natural gas, which are dependent upon numerous factors beyond its control such as economic, political and regulatory developments and competition from other energy sources. The energy markets have historically been very volatile and there can be no assurance that crude oil and natural gas price will not be subject to wide fluctuations in the future. A substantial or extended decline in crude oil and natural gas prices could have a material adverse effect on the Company’s financial position, results of operation, cash flows and quantities of crude oil and natural gas reserves that may be economically produced. Other risks and uncertainties that could affect the Company in the current price environment include, but are not limited to, counterparty credit risk for our receivables, access to credit and financial markets and the ability to meet financial ratios and covenants in any future financing agreements.

Use of Estimates and Assumptions

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions. These estimates and assumptions may affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting periods. Actual results could differ materially from those estimates. The accounting policies most affected by management’s estimates and assumptions are as follows:

•	The reliance on estimates of proved reserves to compute the provision for depreciation, depletion and amortization and to determine the amount of any impairment of proved properties;

•	The valuation of unproved acreage and proved crude oil and natural gas properties to determine the amount of any impairment of crude oil and natural gas properties;

•	Judgment regarding the productive status of in-progress exploratory wells to determine the amount of any provision for abandonment; and

•	Estimates regarding the timing and cost of future abandonment obligations; and,

•	Estimates regarding projected cash flows used in determining the production payable discount.

NOTE 4 — ACCOUNTS RECEIVABLE:

Accounts receivable consists primarily of receivables from the sale of crude oil and natural gas production by the Company and receivables from the Company’s working interest partners in crude oil projects in which the Company acts as Operator of the project.

Crude oil and natural gas sales receivables balances of $93,469 and $84,387 at February 28, 2022 and December 31, 2021, represent crude oil and natural gas sales that occurred in February 2022 and 2021, respectively.

Joint interest participant receivables balances of $-0- and $76,731 at February 28, 2022 and December 31, 2021, respectively, represent amounts due from working interest partner in California.

There were no allowances for doubtful accounts for the Company’s trade accounts receivable at February 28, 2022 and December 31, 2021.

NOTE 5 — ACCOUNTS PAYABLE AND REVENUE PAYABLE:

At February 28, 2022 and December 31, 2021, the combined balances owed for accounts payable and revenue payable were $256,457 and $401,037, respectively.

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NOTE 6 — CRUDE OIL AND NATURAL GAS PROPERTIES:

Crude oil and natural gas property balances at February 28, 2022 and December 31, 2021 are set forth in the table below:

	February 28, 2022	December 31, 2021
Unproved leasehold costs	$153,052	$141,942
Costs of wells and development	8,314,970	8,301,524
Total cost of oil and gas properties	8,468,022	8,443,466
Accumulated depletion, depreciation amortization and impairment	(1,765,892)	(1,765,892)
Oil and gas properties, net	$6,702,130	$6,677,574

For the two months ended February 28, 2022, the Company did not recognize and depletion or impairment expense. For the twelve months ended December 31, 2021, the Company recognized depletion expense of $492,330 which is included in DD&A in the statement of operations. Impairment expense for the twelve months ended December 31, 2021, was $-0-.

NOTE 7 — SHORT-TERM AND LONG-TERM BORROWINGS:

Note Payable – Related Party

The Notes payable – related party balances at February 28, 2022 and December 31, 2021 remained unchanged at $6,455,606, respectively, and represent net advances made to the Company from its parent company, Gaelic Resources Ltd., a private company incorporated in the Isle of Man and the 100% owner of Reabold.

NOTE 8 — MEMBERS’ EQUITY:

The Members’ Equity as of February 28, 2022 and December 31, 2021 are shown in the table below.

Members Equity Balance
Members’ equity, December 31, 2019	4,680
Change sin members’ equity during the twelve months ended December 31, 2020	—
Members’ equity, December 31, 2020	4,680
Conversion of related party debt to equity during the twelve months ended December 31, 2021	2,204,259
Members’ equity, December 31, 2021	2,208,939
Changes in members’ equity during the two months ended February 28, 2022	—
Members’ equity, February 28, 2022	2,208,939

During the twelve months ended December 31, 2021, there was a conversion of related party debt to members’ equity in the amount of $2,204,259 as a part of the Company’s restructuring of its balance sheet to reduce related party debt.

NOTE 9 — COMMITMENTS AND CONTINGENCIES:

Various lawsuits, claims and other contingencies arise in the ordinary course of the Company’s business activities. While the ultimate outcome of the aforementioned contingencies are not determinable at this time, management believes that any liability or loss resulting therefrom will not materially affect the financial position, results of operations or cash flows of the Company.

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The Company, as an owner or lessee and operator of oil and gas properties, is subject to various federal, state and local laws and regulations relating to discharge of materials into, and protection of, the environment. These laws and regulations may, among other things, impose liability on the lessee under an oil and gas lease for the cost of pollution cleanup resulting from operations and subject the lessee to liability for pollution damages. In some instances, the Company may be directed to suspend or cease operations in the affected area. The Company maintains insurance coverage that is customary in the industry, although the Company is not fully insured against all environmental risks.

Sunflower Lawsuit

Sunflower Alliance v. California Department of Conservation, Geologic Energy Management Division.  This case challenges the state agency’s compliance with the California Environmental Quality Act (CEQA) with respect to the PAL Reabold 072-00-0001 Project, for wastewater injection into an existing well.  The Petition was filed on December 29, 2021 in the Alameda County Superior Court.  The Petitioner seeks an order setting aside the state agency’s approval of a wastewater injection permit; damages are not sought in the lawsuit.  On February 22, 2022, Real Party in Interest Reabold California, LLC filed a motion to transfer the case to the Contra Costa County Superior Court.  On March 22, 2022, the Alameda County Superior Court ordered the case transferred to the Contra Costa County Superior Court.  On August 15, 2022, the Contra Costa County Superior Court provided notice that the transfer had been completed and the case filed in that court. If successful, the lawsuit would prevent Reabold from injecting wastewater into an existing well until any CEQA deficiencies are addressed.  The California Attorney General is defending the state agency, which disputes Petitioner’s claims.  On December 22, 2022, the Superior Court issued an order finding CEQA deficiencies, and directing the state agency to rescind its approval of the project. Reabold filed a notice of appeal of the Superior Court’s order. At this time, it is unclear when the litigation will be resolved.

The Company is not aware of any environmental claims existing as of February 28, 2022. There can be no assurance, however, that current regulatory requirements will not change, or past non-compliance with environmental issues will not be discovered on the Company’s oil and gas properties.

NOTE 10 — SUBSEQUENT EVENTS:

On May 25, 2022, Reabold California, LLC (“Reabold”) a wholly owned subsidiary of Gaelic Resources Ltd. was acquired by Daybreak Oil and Gas, Inc. (“Daybreak”), a publicly traded crude oil company with operations in Kern County, California for an aggregate purchase price consisting of (i) 160,964,489 shares of Daybreak common stock valued at $6,599,544 and (ii) reimbursement to Reabold Resources Plc of $263,619 which had previously been expended in well workover projects by Reabold.

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